September 15, 2026

BNY MELLON FUNDS TRUST
-BNY Mellon Emerging Markets Fund

Supplement to Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon Funds Trust (the "Trust") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Trust, on behalf of BNY Mellon Emerging Markets Fund (the "Fund"), and BNY Mellon Investment Funds II, Inc., on behalf of BNY Mellon Global Emerging Markets Fund (the "Acquiring Fund"). The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for Class Y shares and Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the stated liabilities of the Fund, the distribution of the shares of the Acquiring Fund to Fund shareholders (with holders of Class M shares and Investor shares of the Fund receiving Class Y shares and Class A shares of the Acquiring Fund, respectively) and the subsequent termination of the Fund (the "Reorganization").

It is currently contemplated that shareholders of the Fund as of October 15, 2026 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about December 16, 2026. If the Agreement is approved, the Reorganization will be consummated on or about February 19, 2027.

In anticipation of the Reorganization, effective on or about October 22, 2026 (the "Sales Discontinuance Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by:

• Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by BNY Mellon Investment Adviser, Inc. or BNY Wealth and established the Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;

• Wrap programs that established the Fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and

• Certain funds in the BNY Mellon Family of Funds and series of the Trust.

Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

If you are a BNY Wealth Client and have any questions, you should contact your account officer by calling 1-800-610-8299. If you are a BNY Wealth Brokerage Client and have any questions, you should contact your financial advisor or call 1-800-830-0549 Option 2 for BNY Wealth Management Direct or 1-800-843-5466 for accounts held by BNY Brokerage Services. Holders of direct accounts should call 1-800-373-9387.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to the Fund's shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund, including the investment objective and strategies and the associated risks of investing in the Acquiring Fund, and other matters related to the Reorganization. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

Please retain this supplement for future reference.

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